UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05681
ND Tax-Free Fund, Inc.
(Exact name of registrant as specified in charter)

Address of Registrant:	1 Main Street North
Minot, ND 58703

Name and Address of Agent for Service:	Brent Wheeler, Mutual Fund Chief Compliance Officer
Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703

Registrant's telephone number, including area code:	701-852-5292

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2009

Item 1—Reports to Shareholders

[Logo]

Investment Adviser

Integrity Money Management, Inc.
P.O. Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, Inc.±
P.O. Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

ND TAX-FREE FUND, INC.

P.O. Box 500 • Minot, North Dakota 58702
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Enclosed is report of the operations for the ND Tax-Free Fund, Inc. (the "Fund") for the six months ended June 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

The U.S. economy is in the midst of its second recession this decade. The depth and breadth of this recession is quite different from the 2001 recession in that the negative effects are being felt by nearly every section of the country. Housing values have plummeted in various sections of the country with two of the three major auto companies in bankruptcy. Those events along with steep declines in manufacturing have led unemployment to reach levels approaching ten percent. The federal government is working feverishly on a stimulus package to help stem the steep declines we have seen.

The previous year was an absolutely brutal year for bond investors as bond prices tumbled with the economic slowdown and concerns of credit risk being affected by states. Not only are states susceptible to another decline in income tax revenues, but falling home prices, rising unemployment and reduced consumer spending are beginning to take their toll on other types of tax revenue.

While all of the above events could make an investor become more cautious, we believe the municipal market could be one of the best places to find bargains in the fixed income market in 2009. During the period, the federal government and its agencies continued to take extraordinary actions to stabilize and restore confidence in the economy and financial system. One of these new programs under the American Recovery and Reinvestment Act is the Build America Bonds program which provides funding for state and local governments to pursue necessary capital projects such as schools, roads, public buildings, energy projects, housing and public utilities. The program is designed to provide a federal subsidy for a large portion of the borrowing costs of state and local governments to encourage investments in capital projects.

As a result of these actions, tax-free municipal bonds produced strong returns for the period. ND Tax-Free Fund began the year at $7.00 and ended the period at $7.32 for a total return of 6.52%*. This compares to the Barclays Capital Municipal Index's return of 6.42%. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.75%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.07%.

During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years such as: North Dakota Public Finance Authority for Tri-County Water District, 5% coupon, due 2034; Grand Forks Altru Health System, 5.625% coupon, due 2027; and Fargo Public Schools, 4% coupon, due 2020.

At period end, we continue to search the primary and secondary markets for higher coupon securities as we feel current yields represent an attractive, long-term opportunity to our buy and hold approach as well as providing the most relative value in the current market. This approach throughout different interest rate environments allows us to have a portfolio of broad diversification that helps mitigate interest rate risk.

Income exempt from federal and North Dakota state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery

Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds, Inc. ("Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, Inc. P.O. Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, Inc. P.O. Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

TERMS & DEFINITIONS

Appreciation

Increase in the value of an asset

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by a fund on an annual basis assuming all distributions are reinvested

Coupon Rate or Face Rate

Rate of interest payable annually based on the face amount of the bond; expressed as a percentage

Depreciation

Decrease in the value of an asset

Barclays Capital Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the Fund, and may pose different risks than the Fund

Market Value

Actual (or estimated) price at which a bond trades in the marketplace

Maturity

Measure of the term or life of a bond in years; a bond "matures" when the issuer repays the principal

Net Asset Value

The value of all a fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price

The price at which a mutual fund's share can be purchased; the offering price per share is the current net asset value plus any sales charge

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond's creditworthiness; "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D"

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

COMPOSITION June 30, 2009 (unaudited)

Portfolio Quality Ratings
(Based on total long-term investments)

AAA	11.3%
AA	39.3%
A	41.3%
BBB	8.1%

Quality ratings reflect the financial strength of the issuer and are assigned by independent rating services such as Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management"), the Fund's investment adviser.

These percentages are subject to change.

Portfolio Market Sectors
(As a percentage of net assets)

S—School	18.7%
I—Industrial	16.8%
H—Health	15.0%
T—Transportation	12.6%
W—Water/Sewer	10.6%
O—Other	10.6%
C/P—COP/Lease	8.6%
HS—Housing	7.1%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

DISCLOSURE OF FUND EXPENSES (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 31, 2008 to June 30, 2009.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/08	Ending Account Value 06/30/09	Expenses Paid During Period*

Actual	$1,000.00	$1,065.24	$5.52

Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.40

*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund's ending account value on the first line in the table is based on its actual total return of 6.52% for the six-month period of December 31, 2008 to June 30, 2009.

AVERAGE ANNUAL TOTAL RETURNS (unaudited)

	For periods ending June 30, 2009
ND Tax-Free Fund	1 year	3 year	5 year	10 year	Since Inception (January 7, 2000)
Without sales charge	3.15%	3.05%	2.60%	N/A	2.82%
With sales charge (4.25%)	(1.27%)	1.57%	1.72%	N/A	2.35%

Barclays Capital Municipal Bond Index	1 year	3 year	5 year	10 year	Since Inception (January 7, 2000)
	3.78%	3.90%	4.14%	N/A	5.42%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

COMPARATIVE INDEX GRAPH (unaudited)

Comparison of change in value of a $10,000 investment in
the Fund and the Barclays Capital Municipal Bond Index

	ND Tax-Free Fund without Sales Charge	ND Tax-Free Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
01/07/2000	$10,000	$9,577	$10,000
2000	$10,867	$10,408	$11,169
2001	$11,387	$10,905	$11,743
2002	$11,429	$10,945	$12,870
2003	$11,486	$11,000	$13,555
2004	$11,389	$10,908	$14,161
2005	$11,563	$11,074	$14,661
2006	$12,197	$11,681	$15,372
2007	$12,641	$12,107	$15,889
2008	$12,222	$11,705	$15,497
6/30/2009	$13,020	$12,469	$16,492

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Barclays Captial Municipal Bond Index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If the could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

SCHEDULE OF INVESTMENTS June 30, 2009 (unaudited)

NORTH DAKOTA MUNICIPAL BONDS (91.4%)	Principal Amount	Market Value
Bismarck, ND Ref & Impt 4.000% 5/1/15
#Cass Cnty ND Health Facs Rev Essentia Health Care 0.300% 2/15/37	$100,000	$106,062
Fargo, ND Health Sys Rev MeritCare Obligated 5.625% 6/1/31	750,000	750,000
Fargo, ND Sch Dist Bldg Auth Lease Rev Ref 4.000% 5/1/20	250,000	250,133
Fargo, ND Pub Sch Dist No 1 Ltd Tax-Sch Bldg 4.500% 5/1/21	250,000	244,807
Grand Forks, ND Ref Impt 5.000% 12/1/24	250,000	242,570
Grand Forks, ND Ref Impt 5.000% 12/1/26	115,000	121,968
Grand Forks, ND Ref Impt 5.000% 12/1/24	100,000	105,106
Grand Forks, ND Pub Bldg 4.625% 12/1/26	100,000	102,381
Grand Forks, ND Health Care Sys Rev Altru Health Sys Oblig Group 5.200% 8/15/09	150,000	150,682
Grand Forks, ND Health Care Sys Rev Altru Sys Oblig Group 5.625% 8/15/27	500,000	470,735
Grand Forks, ND (Alerus Project) Sales Tax Rev 4.500% 12/15/29	250,000	230,395
Mandan Public Schools District # 1 4.250% 5/1/18	100,000	104,207
*City of Minot (Highway Bonds) G.O. 5.000% 10/1/23	555,000	569,813
Minot, ND Water & Sewer Util. Rev 5.375% 10/1/23	250,000	265,938
North Dakota Pub. Fin. Auth State Revolving Fund 5.500% 10/1/27	250,000	271,040
North Dakota Pub Fin Auth GO (Tri-County Water Dist) 5.000% 6/1/34	265,000	251,284
North Dakota Housing Fin Agency Rev 5.650% 7/1/28	100,000	98,736
Mandan Public Schools District # 1 4.250% 5/1/18	150,000	150,682
*City of Minot (Highway Bonds) G.O. 5.000% 10/1/23	500,000	470,735
Minot, ND Water & Sewer Util. Rev 5.375% 10/1/23	250,000	230,395
North Dakota Pub. Fin. Auth State Revolving Fund 5.500% 10/1/27	100,000	104,207
*ND (HFA) Hsg. Finance Rev 5.200% 7/1/22	495,000	484,486
North Dakota Housing Finance Agy 5.150% 7/1/23	100,000	100,750
North Dakota Housing Finance Agy 5.400% 7/1/28	100,000	101,908
ND (HFA) Hsg. Finance Rev 5.150% 7/1/18	85,000	83,321
*ND Blding. Auth. Lease Rev 5.000% 12/1/22	$1,020,000	$1,056,230
ND State Board of Hgr. Educ. (ND St. Univ. Facs.) 5.100% 4/1/32	500,000	500,180
*ND State Board of Hgr. Educ. (Univ. of ND Hsg. & Aux. Facs.) Rev. 5.000% 4/1/32	1,000,000	958,930
ND State Board of Hgr. Educ. (ND State Univ. Hsg. & Aux. Facs.) 5.000% 4/1/27	250,000	252,700
ND State Water Comm. Rev. 5.000% 8/1/25	500,000	518,655
*Oliver Cty., ND (Square Butte Elec. Coop) Pollution Control Rev. 5.300% 1/1/27	2,095,000	2,062,109
Ward Cty., ND Health Care (Trinity Obligation Group) Rev. 5.125% 7/1/29	300,000	226,275
West Fargo Ref & Inprovement, GO 3.000% 5/1/14	100,000	101,883
Williams Cty., ND (Sales Tax Rev.) 5.000% 11/1/31	250,000	208,247

TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $11,419,149)		$11,244,856

SHORT-TERM SECURITIES (8.1%)	Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $993,564)	993,564	$993,564

TOTAL INVESTMENTS IN SECURITIES (COST: $12,412,713)		$12,238,420
OTHER ASSETS LESS LIABILITIES		60,185

NET ASSETS		$12,298,605

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

#Adjustable rate security. The rate for these securities are as of June 30, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Cash Equivalents	$993,564	$0	$0	$993,564
Municipal Bonds	0	11,244,856	0	11,244,856
Total	$993,564	$11,244,856	0	$12,238,420

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities June 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $12,412,713)	$12,238,420
Accrued interest receivable	166,898
Accrued dividends receivable	277
Total assets	$12,405,595

LIABILITIES
Dividends payable	$33,125
Accrued expenses	7,066
Payable to affiliates	11,453
Disbursements in excess of demand deposit cash	55,346
Total liabilities	$106,990

NET ASSETS	$12,298,605

Net assets are represented by:
Capital stock outstanding, at par	$1,680
Additional paid-in capital	17,626,873
Accumulated undistributed net realized gain (loss) on investments and futures	(5,157,136)
Accumulated undistributed net investment income (loss)	1,481
Unrealized appreciation (depreciation) on investments	(174,293)
Total amount representing net assets applicable to 1,680,422 outstanding shares of $.001 par value common stock (100,000,000 shares authorized)	$12,298,605

Net asset value per share	$7.32

Public offering price (based on sales charge of 4.25%)	$7.64

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the six months ended June 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$297,098
Dividends	1,690
Total investment income	$298,788

EXPENSES
Investment advisory fees	$37,434
Distribution (12b-1) fees	15,597
Administrative service fees	12,000
Transfer agent fees	12,478
Accounting service fees	15,120
Legal fees	2,494
Custodian fees	1,648
Reports to shareholders	578
Directors fees	1,627
Transfer agent out-of-pockets	1,170
Professional fees	7,358
License, fees, and registrations	135
Insurance expense	248
Audit fees	250
Total expenses	$108,137
Less expenses waived or absorbed by the Fund's manager	(41,381)
Total net expenses	$66,756

NET INVESTMENT INCOME (LOSS)	$232,032

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$16,063
Net change in unrealized appreciation (depreciation) of investments	536,214
Net realized and unrealized gain (loss) on investments	$552,277

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$784,309

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

	Six Months Ended June 30, 2009*	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$232,032	$497,808
Net realized gain (loss) on investment transactions	16,063	921
Net change in unrealized appreciation (depreciation) on investments	536,214	(939,728)
Net increase (decrease) in net assets resulting from operations	$784,309	$(440,999)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.13 and $0.28 per share, respectively)	$(231,079)	$(497,366)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Total dividends and distributions	$(231,079)	$(497,366)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$251,128	$158,932
Proceeds from reinvested dividends	182,552	380,081
Cost of shares redeemed	(933,858)	(1,372,686)
Net increase (decrease) in net assets resulting from capital share transactions	$(500,178)	$(833,673)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$53,052	$(1,772,038)
NET ASSETS, BEGINNING OF PERIOD	12,245,553	14,017,591
NET ASSETS, END OF PERIOD	$12,298,605	$12,245,553

Undistributed net investment income	$1,481	$528

* Unaudited.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: ORGANIZATION

The Fund is registered under the 1940 Act as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988 and commenced operations on January 3, 1989.

The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

All shares existing prior to January 7, 2000 (the commencement date of Class A shares) were classified as Class B shares. Effective December 31, 2007, all Class B shares were converted to Class A shares. Subsequently, Class B shares are no longer available for purchase. Shares of the Fund are offered at net asset value plus a minimum sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Directors and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issues.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on Class A shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Distributions during the year ended December 31, 2008 were characterized as tax-exempt for tax purposes.

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund's financial statements as "Other Expense".

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Tax-exempt income	$497,366	$542,954
Ordinary income	0	0
Long-term capital gains	0	0
Total	$497,366	$542,954

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$528	$0	$0	($5,173,199)	($710,507)	($5,883,178)

The Fund has unexpired net capital loss carryforwards for tax purposes as of December 31, 2008 totaling $5,173,199, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with market discount. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Unexpired Capital Losses
2010	$1,868,806
2011	$1,756,690
2012	$1,089,267
2013	$458,436

For the year ended December 31, 2008, the Fund made $733,560 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Multiple class allocations—The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the year ended December 31, 2008, distribution fees were the only class-specific expenses.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend rate.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

NOTE 3: CAPITAL SHARE TRANSACTIONS

As of June 30, 2009, there were 100,000,000 shares of $.001 par value authorized; 1,680,422 and 1,749,523 were outstanding at June 30, 2009 and December 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Shares sold	34,087	22,026
Shares issued on reinvestment of dividends	25,437	52,078
Shares redeemed	(128,625)	(188,922)
Net increase (decrease)	(69,101)	(114,818)

NOTE 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Agreement") provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $1,713 of investment advisory fees after a partial waiver for the six months ended June 30, 2009. The Fund has a payable to Integrity Money Management of $1,713 at June 30, 2009 for investment advisory fees. Certain Officers and Directors of the Fund are also Officers and Directors of Integrity Money Management.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until December 31, 2009, so that the Net Annual Operating Expenses of the Fund do not exceed 1.07% for Class A shares. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $15,597 of distribution fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Funds Distributor of $2,653 at June 30, 2009 for distribution fees.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $12,478 of transfer agency fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $2,122 at June 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $15,120 of accounting service fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $2,597 at June 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.125% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $12,000 of administrative service fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $2,067 at June 30, 2009 for administrative service fees.

NOTE 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,704,478 and $2,794,401, respectively, for the six months ended June 30, 2009.

NOTE 6: INVESTMENT IN SECURITIES

At June 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $12,412,713. The net unrealized depreciation of investments based on the cost was $174,293, which is comprised of $133,306 aggregate gross unrealized appreciation and $307,599 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/depreciation are due to differing treatment of market discount.

NOTE 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard effective January 1, 2008. The implementation of SFAS 157 did not impact the amounts reported in the financial statements, however the additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund' s financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/09[1]	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05	Year Ended 12/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$7.00	$7.52	$7.53	$7.40	$7.56	$7.94

Income from Investment Operations:
Net investment income (loss)	$.13	$.28	$.28	$.27	$.27	$.31
Net realized and unrealized gain (loss) on investment transactions	.32	(.52)	(.01)	.13	(.16)	(.38)
Total income (loss) from investment operations	$.45	$(.24)	$.27	$.40	$.11	$(.07)

Less Distributions:
Dividends from net investment income	$(.13)	$(.28)	$(.28)	$(.27)	$(.27)	$(.31)
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total distributions	$(.13)	$(.28)	$(.28)	$(.27)	$(.27)	$(.31)

NET ASSET VALUE, END OF PERIOD	$7.32	$7.00	$7.52	$7.53	$7.40	$7.56

Total Return[2]	13.05%[3]	(3.32%)	3.65%	5.48%	1.53%	(0.84%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$12,299	$12,246	$12,968	$14,271	$15,692	$24,626
Ratio of net expenses (after expense assumption) to average net assets[4]	1.07%[3]	1.07%	1.07%	1.06%	1.00%	0.93%
Ratio of net investment income to average net assets	3.72%[3]	3.78%	3.72%	3.61%	3.66%	4.05%
Portfolio turnover rate	14.46%	11.83%	20.96%	0.00%	37.02%	10.31%

[1]	Unaudited.

[2]	Excludes any applicable sales charge.

[3]	Annualized.

[4]

During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $41,381, $87,783, $90,053 $67,901, $67,076, and $76,391, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.73%, 1.74%, 1.73%, 1.51%, 1.36%, and 1.22%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Item 2—Code of Ethics

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3—Audit Committee Financial Expert

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4—Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5—Audit Committee of Listed Registrants

Not applicable

Item 6—Schedule of Investments

The Schedule of Investments is included in Item 1 of this Form N-CSR.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10—Submissions of Matters to a Vote of Security Holders

The Fund Governance/Nominating Committee (the "Committee") is a committee of the Board of Directors of the Fund. The Committee serves in an advisory capacity to the Board of the Fund. The Committee identifies individuals qualified to become Board members and recommends to the Board Director nominations for election. All Directors participate in the process. The Board will consider all nominees equally, including candidates recommended by shareholders.

Item 11—Controls and Procedures

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12—Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/Robert E. Walstad
Robert E. Walstad
Interim President, ND Tax-Free Fund, Inc.

Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/Adam Forthun
Adam Forthun
Treasurer, ND Tax-Free Fund, Inc.

Date: September 3, 2009